UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 18, 2012

PLURISTEM THERAPEUTICS INC.
(Exact name of registrant as specified in its charter)

Nevada	001-31392	98-0351734
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

MATAM Advanced Technology Park Building No. 20 Haifa, Israel	31905
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 011 972 74 710 7171

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                      OTHER EVENTS.

Pluristem Therapeutics Inc., or the Company, hereby files an updated form of a warrant agreement, or Warrant Agreement, to be entered into between the Company and American Stock Transfer & Trust Company, LLC.  The Warrant Agreement is being refiled to make clarifying corrections in the first paragraph of the recitals, Section 2.4, and the first and second paragraphs of Exhibit A thereto (the form of warrant certificate) solely to conform the Warrant Agreement to the prospectus supplement dated September 13, 2012 as filed with the Securities and Exchange Commission on September 14, 2012.  A copy of the updated form of the Warrant Agreement (including Exhibit A, the form of warrant certificate) is attached hereto as Exhibit 4.1.  The Company filed the original form of the Warrant Agreement under a Current Report on Form 8-K filed on September 14, 2012.  Other than the foregoing clarifying corrections, no other changes have been made to the original form of Warrant Agreement that was filed on September 14, 2012.

ITEM 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS.

(d). Exhibits.

Exhibit No.	Description
4.1	Form of Warrant Agreement by and between Pluristem Therapeutics Inc. and American Stock Transfer & Trust Company, LLC (including the form of Warrant certificate).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLURISTEM THERAPEUTICS INC.

Date: September 18, 2012	By:	/s/ Yaky Yanay
Yaky Yanay
Chief Financial Officer